UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2026
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 220-9E-02, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	NYSE Texas, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
3.500% Notes due 2028	MMM28A	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
3.900% Notes due 2031	MMM31A	New York Stock Exchange
4.100% Notes due 2034	MMM34	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 7.01. Regulation FD Disclosure

On October 19, 2026, 3M Company (“3M”) entered into an expanded strategic commercial relationship with a wholly-owned subsidiary of Amazon.com, Inc. (“Amazon”). 3M has issued a warrant (the “Warrant”) to a separate wholly-owned subsidiary of Amazon to purchase up to 3,162,015 shares (the “Warrant Shares”) of 3M common stock over a seven year period, at a purchase price per common share of $164.89. 85% of the Warrant Shares will vest subject to payments from Amazon for optical connectivity and other Data Center products, with full vesting once cumulative payments reach $6 billion, and the remaining Warrant Shares vesting subject to event-based milestones.

Certain statements in this document are considered “forward-looking statements” under the federal securities laws, including the Private Securities Litigation Reform Act of 1995, as amended, are intended to enjoy the protection of those laws, and include any information that is not historical in nature and statements regarding the expected effects of the relationship between 3M and Amazon, and Warrant vesting and underlying vesting conditions. Forward-looking statements speak only as of the date they are made, 3M assumes no duty to update those statements, and readers are cautioned not to place undue reliance on any of those statements. Forward-looking statements are based on certain assumptions and expectations of future events and trends that are subject to risks and uncertainties, including those described in Part I, Item 1A, "Risk Factors" of 3M's Form 10-K for the year ended December 31, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Kevin H. Rhodes

Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
Dated: October 19, 2026